INVESTORS CASH TRUST
                        Government Securities Portfolio
                               Treasury Portfolio

                            SUPPLEMENT TO PROSPECTUS
                              Dated August 1, 1999
                           -------------------------

The following  replaces the first paragraph in the "Share Price" section on page
9:

Scudder Fund Accounting Corporation determines the net asset value per share of the portfolios on each day the New York Stock Exchange is open for trading at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Central time for the Treasury Portfolio, and 1:00 p.m., 3:00 p.m. and 4:00 p.m. Central time for the Government Securities Portfolio.

The following replaces the third paragraph in the "Buying Shares" section of the Prospectus on page 11:

For the Government Securities Portfolio, orders for purchase of shares received by wire transfer in the form of Federal Funds, if accepted, will be effected at the next determined share price calculated and will receive that day's dividend if effected before the 3:00 p.m. Central time net asset value determination, otherwise such shares will receive the dividend for the next calendar day. Wire purchase orders received between 1:00 p.m. and 3:00 p.m. Central time, for effectiveness at the 3:00 p.m. Central time net asset value determination may be rejected based on certain guidelines. In particular, only investors known to the fund may submit wire purchase orders between 1:00 p.m. and 3:00 p.m. Central time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the fund, the size of the order submitted, general market conditions, and the availability of investments for the fund.

For the Treasury Portfolio, shares purchased by wire will receive that day's dividend if effected at or prior to the 1:00 p.m. Central time net asset value determination, otherwise, such shares will receive the dividend for the next calendar day.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Central time for the Treasury Portfolio and 4:00 p.m. Central time for the Government Securities Portfolio on the next business day following receipt, and such shares will receive the dividend for the next calendar day following the day when the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

The following replaces the first paragraph in the "Selling and Exchanging Shares" section on page 11:

Upon receipt by the shareholder service agent, Kemper Service Company, of a request in the form described below, shares of the portfolio will be redeemed at the next determined net asset value. If processed at 3:00 p.m. Central time for the Treasury Portfolio and 4:00 p.m. Central time for the Government Securities Portfolio, the shareholder will receive that day's dividend. Requests received by the shareholder service agent for expedited wire redemptions prior to 11:00 a.m. Central time, in the case of the Treasury Portfolio, and prior to 1:00 p.m. Central time, in the case of the Government Securities Portfolio, will result in shares being redeemed that day, and normally proceeds will be sent to the designated account that day. However, the shareholder will not receive that day's dividend.

November 17, 1999